SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549




                            FORM 8-K


                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  July 14, 1997

                   Dover Downs Entertainment, Inc
     (Exact name of registrant as specified in its charter)



    Delaware                    1-11929            51-0357525
(State or other jurisdiction  (Commission        (IRS Employer
  of incorporation)           File number)     Identification No.)


     1131 North DuPont Highway, Dover, Delaware        19903
   (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code  (302) 674-4600

Item 8.   Change in Fiscal Year.

     On July 14, 1997, the Board of Directors of the Registrant approved a resolution changing the Company's fiscal year-end from July 31 to June 30. The Registrant has elected to report the three years ended June 30, 1997 on Form 10-K.



                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Dover Downs Entertainment, Inc.



DATE:  July 15, 1997     BY: /s/ Denis McGlynn
                             Denis McGlynn
                             President and Chief Executive Officer